EXHIBIT 99.1

                             Computational Materials

STATEMENT  REGARDING  ASSUMPTIONS AS TO SECURITIES,  PRICING ESTIMATES AND OTHER
--------------------------------------------------------------------------------
                                  INFORMATION
                                  -----------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumption and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level date, reported factors or imputed factions), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Sterns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose process are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear Stearns & Co                                       November 22, 1996
yap                             CTSX REPORT             9:10 AM EST
                                                        Page 1 of 1
-------------------------------------------------------------------------------

                         FM1196-CA102 Class A ( ) ANNUAL
       Orig Bal 1,170,000 Fac 1.00000 #Coup 7.547 Mat 01/01/02 Wac-0.000
                            (0.000) WAM- / (-22763)
                 Price/Yield View Fact Thru 09/9999 Hist Coupons
             Settlement Date 29-Nov-1996 Curve Date 21-November-1996
                                  Tranche A( )

-------------------------------------------------------------------------------
                          0% CPP                  prepay
   Price                   4.78                 Avg. Life
                          01/98             1st Prin Last Prin
                          01/02
-------------------------------------------------------------------------------
103:10                     6.488                   Yield
                           4.04                    Duration
--------------------------------------------------------------------------------
103:14                     6.458                   Yield
                           4.04                    Duration
--------------------------------------------------------------------------------
103:18                     6.428                   Yield
                           4.04                    Duration
--------------------------------------------------------------------------------
103:22                     6.398                   Yield
                           4.04                    Duration
--------------------------------------------------------------------------------
103:26                     6.369                   Yield
                           4.04                    Duration
--------------------------------------------------------------------------------
103:30                     6.339                   Yield
                           4.04                    Duration
--------------------------------------------------------------------------------
104. 2                     6.310                   Yield
                           4.04                    Duration
--------------------------------------------------------------------------------
104: 6                     6.280                   Yield
                           4.05                    Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns & Co                                       November 22, 1996
yap                            CTSX REPORT              9:02 AM EST
                                                        Page 1 of 1
-------------------------------------------------------------------------------

                    FM1196-CS102 Class A ( ) SEMIANNUAL PMTS
    Orig Bal 4,882,300 Fac 1.00000 Coup 7.229 Mat 01/01/02 Wac-0.000 (0.000)
                                WAM- / (-22763)
                 Price/Yield View Fact Thru 09/9999 Hist Coupons
               Settlement Date 29-Nov-1996 Curve Date 21-Nov-1996  Tranche
                                      A( )

--------------------------------------------------------------------------------
                           0% CPP                  prepay
     Price                  4.78                 Avg. Life
                           01/97                  1st Prin
                           01/02                 Last Prin
--------------------------------------------------------------------------------
102:16                     6.493                   Yield
                           3.98                    Duration
--------------------------------------------------------------------------------
102:20                     6.462                   Yield
                           3.99                    Duration
--------------------------------------------------------------------------------
102:24                     6.432                   Yield
                           3.99                    Duration
--------------------------------------------------------------------------------
102:28                     6.401                   Yield
                           3.99                    Duration
--------------------------------------------------------------------------------
103: 0                     6.371                   Yield
                           3.99                    Duration
--------------------------------------------------------------------------------
103: 4                     6.341                   Yield
                           3.99                    Duration
--------------------------------------------------------------------------------
103: 8                     6.311                   Yield
                           3.99                    Duration
--------------------------------------------------------------------------------
103: 12                    6.281                   Yield
                           3.99                    Duration
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                              FARMER MAC OFFERINGS
--------------------------------------------------------------------------------

                            YIELD MAINTENANCE CHARGES

1. FULL YIELD MAINTENANCE CHARGE - The borrower pays yield maintenance if he prepays his mortgage at any time during the term of the mortgage.

2. PARTIAL YIELD MAINTENANCE CHARGE - The borrower pays yield maintenance if he prepays his mortgage during the first 4 or 5 years of its term. Thereafter, the borrower is free to prepay with no penalty.

The yield maintenance formula is generally the same whether the mortgage has full or partial yield maintenance.

3. FULL YIELD MAINTENANCE - The designated time of prepayment the present value of the future scheduled payments to maturity is calculated. The future scheduled payments are discounted one each period at a rate equivalent to the interpolated yield of the CMT having a term to maturity which is the same as the term to such scheduled payment date from the prepayment date.

4. PARTIAL YIELD MAINTENANCE - The calculation is the same as full yield maintenance except that the future scheduled payments are discounted from the date at which the mortgage becomes an "open prepay" mortgage rather than maturity.

The calculated PV less the outstanding mortgage balance is the yield maintenance charge.

In addition, if a borrower chooses to prepay between scheduled payment dates he is obligated to pay the full period's interest accrual.

Farmer Mac does not guarantee to the certificate holders the payment of the yield maintenance charge and shall pass through to the certificate holders yield maintenance to the extent it is actually received by Farmer Mac.

The  following  example   illustrates  the  yield  maintenance  charge  using  a
$2,000,000 annual pay loan with a 15-year term and a 25-year amortization term which prepays immediately.

Assumptions
-----------

Loan Balance                            $2,000,000
Gross Rate                               8.320%
Field Servicing                          0.370%
Guarantee Fees,
Master Servicing, Trustee                0.950%
Net Rate                                 7.000%
Prepay Calc Rate                         7.250%
Balloon                                  15
Amort Term                               25

Yield Curve:

1 Year                                   5.83
2 Year                                   6.29
3 Year                                   6.49
5 Year                                   6.72
10 Year                                  6.94
30 Year                                  7.09


--------------------------------------------------------------------------------
The information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and other information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                  ANNEX I: DESCRIPTION OF QUALIFIED LOAN POOLS

   The description of the Qualified Loans and the related Mortgaged Properties set forth below is based upon each Pool as constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due before such date. Prior to the issuance of the Certificates, Qualified Loans may be removed from each Pool as a result of incomplete documentation or otherwise, if the Depositor deems such removal necessary or appropriate, or as a result of prepayments in full. A limited number of other Qualified Loans may be added to each Pool prior to the issuance of the Certificates unless including such Qualified Loans would materially alter the characteristics of such Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the related Pool as it will be constituted at the time the Certificates are issued although the range of Mortgage Interest Rates and maturities and certain other characteristics of the Qualified Loans in such Pool may vary.

   The composition of each Qualified Loan Pool is subject to adjustment, with the amount of such variance restricted to no more than 5% of the aggregate principal balance of the Qualified Loans in such Pool, as stated herein. The information set forth as to the Qualified Loans will be revised to reflect such adjustments and included on a Form 8-K to be filed with the Commission within 15 days after the Closing Date and be available to Holders of Certificates promptly thereafter through the facilities of the Commission as described under "AVAILABLE INFORMATION" in the Prospectus.

  Percentages in the following tables have been rounded and, therefore, the total of the percentages in any given column may not add to 100%.


                           DESCRIPTION OF POOL AA1003


   The Qualified Loans in Pool AA1003 will have had individual principal balances as of the Cut-off Date of not less than $250,000 and not more than $1,250,000. None of the Qualified Loans in Pool AA1003 will have been originated prior to July 1, 1996 and all have a scheduled maturity of January 1, 2012. The Qualified Loans in Pool AA1003 will have a weighted average Administrative Fee Rate as of the Cut-off Date of approximately 1.251%.

   All of the Qualified Loans in Pool AA1003 require the payment of a Yield Maintenance Charge in connection with any principal prepayment, in whole or in part, made prior to the maturity date of each such Qualified Loan.

    Two of the Qualified Loans in Pool AA1003 (approximately 18% by aggregate outstanding principal balance as of the Cut-off Date) provide for the annual payment of principal and interest on a level basis to fully amortize each such Qualified Loan over its stated term. All of the remaining Qualified Loans in Pool AA1003 are balloon loans which provide for regular annual payments of principal and interest computed on the basis of an amortization term that is longer than the related term to stated maturity, with a "balloon" payment (each, a "Balloon Payment") due at stated maturity that will be significantly larger than the annual payments (each, a "Qualified Balloon Loan").

   One Qualified Loan included in Pool AA1003 constitutes 32% (by principal balance as of the Cut-off Date) of the aggregate principal amount of such Pool. Such Qualified Loan has the following additional characteristics (in each case, as of the Cut-off Date):

          Principal Balance.........................     $1,250,000
          Mortgage Interest Rate ...................          9.150%
          Net Mortgage Rate.........................          7.860%
          Year of Maturity..........................           2012
          Loan-to-Value Ratio.......................             58%
          Original term to Maturity.................        15 years



   The Mortgaged Property securing such Qualified Loan is located in the State of Montana; the primary commodities produced on such property are hay, wheat and beef cattle and calves. The loan is a Qualified Balloon Loan, with an amortization schedule of 25 years. The total debt service coverage ratio (which ratio gives effect to all sources of income) for such loan is 2.51. See "RISK FACTORS -- "Relative Loan Sizes."

   The following tables set forth additional information with respect to the Qualified Loans included in Pool AA1003, in each case as of the Cut-off Date. Percentages are based on the aggregate principal balance of Qualified Loans in Pool AA1003.




                                  Pool - AA1003
                 Distribution by Cut-off Date Principal Balance

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Aggregate Principal        Percentage of Aggregate
                                                                Number          Balance As of Cut-off         Aggregate Principal
               Cut-off Date Principal Balance                  of Loans                 Date                 Balance As of Cut-Off
                                                                                                                   Date
------------------------------------------------------------------------------------------------------------------------------------
  $          200,001        to     $ 300,000 ...............       2            $       530,000                         14%
             300,001        to       400,000 ...............       1                    341,700                          9
             400,001        to       500,000 ...............       1                    450,000                         12
             500,001        to       600,000 ...............       1                    510,000                         13
             700,001        to       800,000 ...............       1                    800,000                         21
           1,200,001        to     1,300,000 ...............       1                  1,250,000                         32
------------------------------------------------------------------------------------------------------------------------------------
Total                                                              7            $     3,881,700                        100%
------------------------------------------------------------------------------------------------------------------------------------


Average Loan Amount                                                             $       554,529
Minimum Amount                                                                  $       250,000
Maximum Amount                                                                  $     1,250,000

                                  Pool - AA1003
                     Distribution by Mortgage Interest Rate

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate              Precentage of Aggregate
                                                                  Number        Principal Balance          Principal Balance As of
                   Mortgage Interest Rate                        of Loans       As of Cut-off Date               Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
           9.001 %       to                 9.250 % ........         4          $    2,121,700                         55%
           9.251         to                 9.500 ..........         3               1,760,000                         45
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                7          $    3,881,700                        100%
----------------------------------------------------------------------------------------------------------------------------------


Weighted Average Mortgage Interest Rate                                                  9.267%
Minimum Mortgage Interest Rate                                                           9.050%
Maximum Mortgage Interest Rate                                                           9.450%








                                                         Pool - AA1003
                                               Distribution by Net Mortgage Rate


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate              Precentage of Aggregate
                                                                  Number        Principal Balance          Principal Balance As of
                   Net Mortgage Rate                             of Loans       As of Cut-off Date               Cut-off Date
-----------------------------------------------------------------------------------------------------------------------------------
            7.751 %      to                8.000 % ..........         4         $       2,490,000                     64%
            8.001        to                8.250  ...........         2                   591,700                     15
            8.251        to                8.500  ...........         1                   800,000                     21
-----------------------------------------------------------------------------------------------------------------------------------
 Total                                                                7         $       3,881,700                    100%
-----------------------------------------------------------------------------------------------------------------------------------



Weighted Average Net Mortgage Rate                                                          8.016%
Minimum Net Mortgage Rate                                                                   7.860%
Maximum Net Mortgage Rate                                                                   8.340%


                                  Pool - AA1003
                   Distribution by Remaining Amortization Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate              Precentage of Aggregate
                                                                  Number        Principal Balance          Principal Balance As of
            Remaining Amortization Term                          of Loans       As of Cut-off Date               Cut-off Date
-----------------------------------------------------------------------------------------------------------------------------------
           168      to                180.................         2             $       700,000                      18%
           288      to                300.................         5                   3,181,700                      82

-----------------------------------------------------------------------------------------------------------------------------------
Total                                                              7             $     3,881,700                     100%
-----------------------------------------------------------------------------------------------------------------------------------


Weighted Average Remaining Amortization Term                                             278  months
Minimum Remaining Amortization Term                                                      180  months
Maximum Remaining Amortization Term                                                      300  months







                                  Pool - AA1003
                        Distribution by Amortization Type

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Aggregate         Percentage         Weighted           Weighted
                                                                Principal        of Aggregate      Average Cut-         Average
                        Year of                      Number   Balance As of   Principal Balance   Off Date Loan-      Balloon-to
                        Maturity                    of Loans  Cut-off Date   As of Cut-off Date   to-Value Ratio    Value Ratio (1)
-----------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing          2012         .........         2    $    700,000        18%                 59%                  0%
Balloon Loans             2012         .........         5       3,181,700        82                  60                  42
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                    7    $  3,881,700       100%                 60%
-----------------------------------------------------------------------------------------------------------------------------------



(1) The Weighted Average Balloon-to-Value Ratio represents the percentage of the weighted average of the Balloon Payments of the Qualified Balloon Loans in the Pool to the weighted average appraised value of the related Mortgaged Properties

                                  Pool - AA1003
                Distribution by Cut-off Date Loan-to-Value Ratio

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Aggregate          Precentage of Aggregate
                                               Number          Principal Balance          Principal Balance     Cumulative
          Loan-to-Value Ratio                 of Loans         As of Cut-off Date         As of Cut-off Date    Percentage
-----------------------------------------------------------------------------------------------------------------------------------
       45.01%     to       50.00%   .........    1                $      341,700                   9%               9%
       55.01      to       60.00    .........    3                     2,210,000                  57               66
       60.01      to       65.00    .........    2                     1,050,000                  27               93
       65.01      to       70.00    .........    1                       280,000                   7              100
-----------------------------------------------------------------------------------------------------------------------------------
Total                                            7                $    3,881,700                 100%
-----------------------------------------------------------------------------------------------------------------------------------



Weighted Average Loan-to-Value Ratio                                              60%
Minimum Loan-to-Value Ratio                                                       45%
Maximum Loan-to-Value Ratio                                                       70%





                                  Pool - AA1003
                  Distribution by Total Debt Coverage Ratio (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Aggregate       Percentage of Aggregate
                                                        Number         Principal Balance       Principal Balance         Cummulative
               Debt Coverage Ratio                     of Loans        As of Cut-off Date      As of Cut-off Date        Percentage
-----------------------------------------------------------------------------------------------------------------------------------
           1.26   to            1.50 ...............        5         $       2,381,700            61%                     61%
           2.51   to            2.75 ...............        1                 1,250,000            32                      94
           3.01   to            3.25 ...............        1                   250,000             6                     100
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                       7         $       3,881,700           100%
-----------------------------------------------------------------------------------------------------------------------------------

Weighted Average Total Debt Coverage Ratio                           1.85
Minimum Total Debt Coverage Ratio                                    1.31
Maximum Total Debt Coverage Ratio                                    3.01


(1) Total Debt Coverage Ratio is the ratio determined by dividing the borrower's total annual net income (net of living expenses and taxes) from all sources by the borrower's total annual debt service obligations (including capital lease payments).

                                  Pool - AA1003
                       Distribution by Commodity Group (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Precentage
                                                           Number             Aggregate Principal           of Aggregate Principal
                   Commodity Group                        of Loans         Balance As of Cut-off Date     Balance As of Cut-off Date
------------------------------------------------------------------------------------------------------------------------------------
Cattle and Calves                                             3            $             967,510                     25%
Cotton/Tobacco                                                1                          120,000                      3
Feed Grains                                                   2                          632,500                     16
Food Grains                                                   3                          674,090                     17
Oilseeds                                                      1                           80,000                      2
Permanent Plantings                                           2                          700,000                     18
Potatoes, Tomatoes, and Other Vegetables                      1                          107,100                      3
Sugarbeets, Cane and Other Crops                              3                          600,500                     15
------------------------------------------------------------------------------------------------------------------------------------
Total                                                        16            $           3,881,700                    100%
------------------------------------------------------------------------------------------------------------------------------------

(1) The number of loans in each commodity group will not equal the total number of loans because a Mortgaged Property may be used to produce multiple commodities and thus the related Qualified Loan may be allocated to more than one commodity group. As to any Qualified Loan allocated to more than one commodity group, the principal balance thereof is allocated among commodity groups based on the proportion of the Mortgaged Property used for the production of each commodity.



                                  Pool - AA1003
                             Distribution by States

------------------------------------------------------------------------------------------------------------------------------------
                                                            Aggregate                         Percentage of Aggregate
                                      Number             Principal Balance                       Principal Balance
                State                of Loans           As of Cut-off Date                      As of Cut-off Date
------------------------------------------------------------------------------------------------------------------------------------
California                               1               $       250,000                                6%
Kentucky                                 1                       800,000                               21
Montana                                  3                     1,871,700                               48
Washington                               2                       960,000                               25
------------------------------------------------------------------------------------------------------------------------------------
Total                                    7               $     3,881,700                              100%
------------------------------------------------------------------------------------------------------------------------------------

                           DESCRIPTION OF POOL AS1004


   The Qualified Loans in Pool AS1004 will have had individual principal balances as of the Cut-off Date of not less than $93,000 and not more than $1,000,000. None of the Qualified Loans in Pool AS1004 will have been originated prior to July 1, 1996 and all have a scheduled maturity of January 1, 2012. The Qualified Loans in Pool AS1004 will have a weighted average Administrative Fee Rate as of the Cut-off Date of approximately 1.181%.

   All of the Qualified Loans in Pool AS1004 require the payment of a Yield Maintenance Charge in connection with any principal prepayment, in whole or in part, made prior to the maturity date of each such Qualified Loan.

    Four of the Qualified Loans in Pool AS1004 (approximately 30% by aggregate outstanding principal balance as of the Cut-off Date) provide for the semi-annual payment of principal and interest on a level basis to fully amortize each such Qualified Loan over its stated term. All of the remaining Qualified Loans in Pool AS1004 are balloon loans which provide for regular semi-annual payments of principal and interest computed on the basis of an amortization term that is longer than the related term to stated maturity, with a "balloon" payment (each, a "Balloon Payment") due at stated maturity that will be significantly larger than the semi-annual payments (each, a "Qualified Balloon Loan").

    The following tables set forth additional information with respect to the Qualified Loans included in Pool AS1004, in each case as of the Cut-off Date. Percentages are based on the aggregate principal balance of Qualified Loans in Pool AS1004.


                                  Pool - AS1004
                 Distribution by Cut-off Date Principal Balance



-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate Percentage        Percentage of
                                                                    Number of        Principal Balance            Aggregate
      Cut-off Date Principal Balance                                  Loans          As of Cut-off Date           Principal
                                                                                                                Balance As of
                                                                                                                Cut-off Date
-------------------------------------------------------------------------------------------------------------------------------
 $                 1        to       $100,000...............                 1    $            93,000                      2%
             100,001        to        200,000...............                 3                462,000                      8
             300,001        to        400,000...............                 2                757,000                     13
             400,001        to        500,000...............                 1                486,000                      8
             500,001        to        600,000...............                 4              2,304,400                     38
             800,001        to        900,000...............                 1                900,000                     15
             900,001        to      1,000,000...............                 1              1,000,000                     17
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       13    $         6,002,400                 100.00%
-------------------------------------------------------------------------------------------------------------------------------

Average Loan Amount                  $           461,723
Minimum Amount                       $            93,000
Maximum Amount                       $         1,000,000

                                  Pool - AS1004
                     Distribution by Mortgage Interest Rate



---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate              Precentage of Aggregate
                                                                  Number        Principal Balance          Principal Balance As of
                   Mortgage Interest Rate                        of Loans       As of Cut-off Date               Cut-off Date
---------------------------------------------------------------------------------------------------------------------------------
            8.251 %      to          8.500% .............           1        $     1,000,000                         17%
            8.501        to          8.750 .............            1                170,000                          3
            8.751        to          9.000 .............            3                818,000                         14
            9.001        to          9.250 .............            6              3,138,400                         52
            9.251        to          9.500 .............            1                390,000                          6
            9.501        to          9.750 .............            1                486,000                          8
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       13        $     6,002,400                        100%
------------------------------------------------------------------------------------------------------------------------------------


Weighted Average Mortgage Interest Rate                              9.038%
Minimum Mortgage Interest Rate                                       8.500%
Maximum Mortgage Interest Rate                                       9.520%







                                                         Pool - AS1004
                                               Distribution by Net Mortgage Rate

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate              Precentage of Aggregate
                                                                  Number        Principal Balance          Principal Balance As of
                   Net Mortgage Rate                             of Loans       As of Cut-off Date               Cut-off Date
---------------------------------------------------------------------------------------------------------------------------------
            7.251 %      to                7.500 % ......................           1        $       1,000,000              17 %
            7.501        to                7.750  .......................           4                  942,400              16
            7.751        to                8.000  .......................           3                1,565,000              26
            8.001        to                8.250  .......................           5                2,495,000              42
---------------------------------------------------------------------------------------------------------------------------------
 Total                                                                             13        $       6,002,400             100 %
---------------------------------------------------------------------------------------------------------------------------------

Weighted Average Net Mortgage Rate                             7.857%
Minimum Net Mortgage Rate                                      7.430%
Maximum Net Mortgage Rate                                      8.140%

                                  Pool - AS1004
                   Distribution by Remaining Amortization Term



--------------------------------------------------------------------------------------------------------------------------------
                                                                        Aggregate Percentage            Percentage of
                                                                         Principal Balance          Aggregate Principal
                 Remaining Amortization Term         Number of            As of Cut-off             Balance As of Cut-off
                                                       Loans                   Date                         Date
--------------------------------------------------------------------------------------------------------------------------------
168       to         180 .............                       4      $        1,787,000                                30%

288       to         300 .............                       9               4,215,400                                70

--------------------------------------------------------------------------------------------------------------------------------
Total                                                       13      $        6,002,400                               100%
--------------------------------------------------------------------------------------------------------------------------------


Weighted Average Remaining Amortization Term                        264 months
Minimum Remaining Amortization Term                                 180 months
Maximum Remaining Amortization Term                                 300 months





                                  Pool - AS1004
                        Distribution by Amortization Type



------------------------------------------------------------------------------------------------------------------------------------
                                                              Aggregate           Percentage         Weighted           Weighted
                                                              Principal          of Aggregate      Average Cut-         Average
                       Year of              Number          Balance As of     Principal Balance   Off Date Loan-      Balloon-to
                       Maturity            of Loans         Cut-off Date     As of Cut-off Date   to-Value Ratio    Value Ratio (1)
------------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing       2012     .......         4            $ 1,787,000              30%              49%               0%
Balloon Loans          2012     .......         9              4,215,400              70               61               42
-----------------------------------------------------------------------------------------------------------------------------------
Total                                          13            $ 6,002,400             100%              58%
------------------------------------------------------------------------------------------------------------------------------------


(1) The Weighted Average Balloon-to-Value Ratio represents the percentage of the weighted average of the Balloon Payments of the Qualified Balloon Loans in the Pool to the weighted average appraised value of the related Mortgaged Properties

                                  Pool - AS1004
                Distribution by Cut-off Date Loan-to-Value Ratio

----------------------------------------------------------------------------------------------------------------------------------
                                                                        Aggregate          Percentage of      Cumulative
                                                                        Principal           Aggregate         Percentage
                  Loan-to-Value Ratio                   Number of     Balance As of         Principal
                                                          Loans       Cut-off Date        Balance As of
                                                                                          Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
       35.01%     to       40.00% ............                  1     $       142,000                 2%              2%
       40.01      to       45.00  ............                  3           1,556,000                26              28
       45.01      to       50.00  ............                  2             750,000                12              41
       60.01      to       65.00  ............                  3           1,268,000                21              62
       65.01      to       70.00  ............                  4           2,286,400                38             100
----------------------------------------------------------------------------------------------------------------------------------
Total                                                          13      $    6,002,400               100%
----------------------------------------------------------------------------------------------------------------------------------


Weighted Average Loan-to-Value Ratio                                     58%
Minimum Loan-to-Value Ratio                                              39%
Maximum Loan-to-Value Ratio                                              70%





                                  Pool - AS1004
                  Distribution by Total Debt Coverage Ratio (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                         Aggregate             Percentage of        Cumulative
                                                       Number of     Principal Balance           Aggregate          Percentage
                  Debt Coverage Ratio                    Loans       As of Cut-off Date          Principal
                                                                                               Balance As of
                                                                                               Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
           1.26   to        1.50 ............                8        $     3,971,000                  66%                66%
           1.51   to        1.75 ............                1                367,000                   6                 72
           1.76   to        2.00 ............                1                 93,000                   2                 74
           2.01   to        2.25 ............                1                900,000                  15                 89
           3.51   to        3.75 ............                1                529,400                   9                 98
           5.26   to        5.50 ............                1                142,000                   2                100
----------------------------------------------------------------------------------------------------------------------------------
Total                                                       13        $     6,002,400                 100%
----------------------------------------------------------------------------------------------------------------------------------



Weighted Average Total Debt Coverage Ratio                   1.78
Minimum Total Debt Coverage Ratio                            1.26
Maximum Total Debt Coverage Ratio                            5.39


(1) Total Debt Coverage Ratio is the ratio determined by dividing the borrower's total annual net income (net of living expenses and taxes) from all sources by the borrower's total annual debt service obligations (including capital lease payments).

                                  Pool - AS1004
                       Distribution by Commodity Group (1)


-------------------------------------------------------------------------------------------------------------

                                                         Aggregate Principal        Percentage of Aggregate
                                     Number of         Balance As of Cut-off        Principal Balance As of
              Commodity Group          Loans                   Date                      Cut-off Date

-------------------------------------------------------------------------------------------------------------
Cattle and Calves                        2              $        487,000                                 8%
Cotton/Tobacco                           2                       471,000                                 8
Feed Grains                              9                     2,842,860                                47
Food Grains                              3                       640,940                                11
Oilseeds                                 4                       490,600                                 8
Permanent Plantings                      3                     1,070,000                                18
-------------------------------------------------------------------------------------------------------------
Total                                   23               $     6,002,400                               100%
-------------------------------------------------------------------------------------------------------------

(1) The number of loans in each commodity group will not equal the total number of loans because a Mortgaged Property may be used to produce multiple commodities and thus the related Qualified Loan may be allocated to more than one commodity group. As to any Qualified Loan allocated to more than one commodity group, the principal balance thereof is allocated among commodity groups based on the proportion of the Mortgaged Property used for the production of each commodity.



                                  Pool - AS1004
                             Distribution by States


---------------------------------------------------------------------------------------------------------------

                                                 Aggregate Principal         Percentage of Aggregate
                               Number of        Balance As of Cut-off        Principal Balance As of
               State             Loans                  Date                     Cut-off Date

---------------------------------------------------------------------------------------------------------------
California                        2               $        312,000                              5%
Georgia                           1                      1,000,000                             17
Illinois                          2                      1,200,000                             20
Kansas                            1                        529,400                              9
Kentucky                          1                        575,000                             10
Minnesota                         1                         93,000                              2
Montana                           1                        486,000                              8
Nebraska                          1                        390,000                              6
Ohio                              1                        150,000                              2
Utah                              1                        367,000                              6
Washington                        1                        900,000                             15
---------------------------------------------------------------------------------------------------------------
Total                            13                $     6,002,400                            100%
---------------------------------------------------------------------------------------------------------------

                           DESCRIPTION OF POOL CA1002


   The two Qualified Loans in Pool CA1002 will have had individual principal balances as of the Cut-off Date of $400,000 and $770,000 respectively. Neither of the Qualified Loans in Pool CA1002 will have been originated prior to July 1, 1996 and both have a scheduled maturity of January 1, 2002. The Qualified Loans in Pool CA1002 will have a weighted average Administrative Fee Rate as of the Cut-off Date of approximately 1.323%.

   Both of the Qualified Loans in Pool CA1002 require the payment of a Yield Maintenance Charge in connection with any principal prepayment, in whole or in part, made prior to the maturity date of each such Qualified Loan.

    Both of the Qualified Loans in Pool CA1002 are balloon loans which provide for regular annual payments of principal and interest computed on the basis of an amortization term that is longer than the related term to stated maturity, with a "balloon" payment (each, a "Balloon Payment") due at stated maturity that will be significantly larger than the annual payments (each, a "Qualified Balloon Loan").

    Pool CA1002 consists of two Qualified Loans constituting 66% and 34 % (by principal balance of the Cut-off Date), respectively, of the aggregate principal amount of such Pool. The following tables set forth additional information with respect to the Qualified Loans included in Pool CA1002, in each case as of the Cut-off Date. Percentages are based on the aggregate principal balance of Qualified Loans in Pool CA1002.




                                  Pool - CA1002
                 Distribution by Cut-off Date Principal Balance

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Aggregate              Percentage of
                                                              Number of            Principal Balance             Aggregate
                   Cut-off Date Principal Balance               Loans                As of Cut-off               Principal
                                                                                          Date                 Balance As of
                                                                                                               Cut-off Date
---------------------------------------------------------------------------------------------------------------------------------
  $     300,001      to      $    400,000...........                1           $           400,000                 34%
        700,001      to           800,000...........                1                       770,000                 66
---------------------------------------------------------------------------------------------------------------------------------
Total                                                               2           $         1,170,000                100%
---------------------------------------------------------------------------------------------------------------------------------


Average Loan Amount                                            $      585,000
Minimum Amount                                                 $      400,000
Maximum Amount                                                 $      770,000

                                  Pool - CA1002
                     Distribution by Mortgage Interest Rate

---------------------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate              Precentage of Aggregate
                                                      Number        Principal Balance          Principal Balance As of
       Mortgage Interest Rate                        of Loans       As of Cut-off Date               Cut-off Date
---------------------------------------------------------------------------------------------------------------------------------
     8.501%    to        8.750% ..........              1              $     400,000                       34%
     8.751     to        9.000 ...........              1                    770,000                       66
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   2              $   1,170,000                      100%
---------------------------------------------------------------------------------------------------------------------------------


Weighted Average Mortgage Interest Rate            8.870%
Minimum Mortgage Interest Rate                     8.620%
Maximum Mortgage Interest Rate                     9.000%







                                  Pool - CA1002
                        Distribution by Net Mortgage Rate

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Aggregate              Precentage of Aggregate
                                                                  Number        Principal Balance          Principal Balance As of
                   Net Mortgage Rate                             of Loans       As of Cut-off Date               Cut-off Date
-----------------------------------------------------------------------------------------------------------------------------------
        7.251%       to         7.500% ..............              1              $         400,000                34%
        7.501        to         7.750  ..............              1                        770,000                66
----------------------------------------------------------------------------------------------------------------------------------
 Total                                                             2              $       1,170,000               100%
----------------------------------------------------------------------------------------------------------------------------------


Weighted Average Net Mortgage Rate                           7.547%
Minimum Net Mortgage Rate                                    7.330%
Maximum Net Mortgage Rate                                    7.660%

                                  Pool - CA1002
                        Distribution by Amortization Type



----------------------------------------------------------------------------------------------------------------------------------
                                                                Aggregate         Percentage         Weighted           Weighted
                                                                Principal        of Aggregate      Average Cut-         Average
                        Year of                      Number   Balance As of   Principal Balance   Off Date Loan-      Balloon-to
                        Maturity                    of Loans  Cut-off Date   As of Cut-off Date   to-Value Ratio    Value Ratio (1)

----------------------------------------------------------------------------------------------------------------------------------
Balloon Loans         2002         ............      2       $   1,170,000           100%              67%              57%
----------------------------------------------------------------------------------------------------------------------------------
Total                                                2       $   1,170,000           100%
----------------------------------------------------------------------------------------------------------------------------------


(1) The Weighted Average Balloon-to-Value Ratio represents the percentage of the weighted average of the Balloon Payments of the Qualified Balloon Loans in the Pool to the weighted average appraised value of the related Mortgaged Properties





                                  Pool - CA1002
                   Distribution by Remaining Amortization Term

--------------------------------------------------------------------------------------------------------------------------------
                                                                        Aggregate Percentage            Percentage of
                                                                         Principal Balance          Aggregate Principal
                 Remaining Amortization Term         Number of            As of Cut-off             Balance As of Cut-off
                                                       Loans                   Date                         Date
--------------------------------------------------------------------------------------------------------------------------------
168      to         180 ...................              2           $      1,170,000                        100%

--------------------------------------------------------------------------------------------------------------------------------
Total                                                    2           $      1,170,000                        100%
--------------------------------------------------------------------------------------------------------------------------------


Weighted Average Remaining Amortization Term           180  months
Minimum Remaining Amortization Term                    180  months
Maximum Remaining Amortization Term                    180  months

                                  Pool - CA1002
                Distribution by Cut-off Date Loan-to-Value Ratio

----------------------------------------------------------------------------------------------------------------------------------
                                                                       Aggregate          Percentage of      Cumulative
                                                                        Principal           Aggregate         Percentage
                  Loan-to-Value Ratio                   Number of     Balance As of         Principal
                                                          Loans       Cut-off Date        Balance As of
                                                                                          Cut-off Date
-----------------------------------------------------------------------------------------------------------------------------------
       60.01%     to      65.00% ....................       1         $      400,000            34%             34%
       65.01      to      70.00  ....................       1                770,000            66             100
----------------------------------------------------------------------------------------------------------------------------------
Total                                                       2          $   1,170,000           100%
----------------------------------------------------------------------------------------------------------------------------------


Weighted Average Loan-to-Value Ratio                  67%
Minimum Loan-to-Value Ratio                           62%
Maximum Loan-to-Value Ratio                           70%






                                  Pool - CA1002
                  Distribution by Total Debt Coverage Ratio (1)


----------------------------------------------------------------------------------------------------------------------------------
                                                                         Aggregate             Percentage of        Cumulative
                                                       Number of     Principal Balance           Aggregate          Percentage
                  Debt Coverage Ratio                    Loans       As of Cut-off Date          Principal
                                                                                               Balance As of
                                                                                               Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
           1.26      to         1.50 ...............        2         $     1,170,000                100%              100%
----------------------------------------------------------------------------------------------------------------------------------
Total                                                       2         $     1,170,000                100%
----------------------------------------------------------------------------------------------------------------------------------


Weighted Average Total Debt Coverage Ratio                    1.43
Minimum Total Debt Coverage Ratio                             1.40
Maximum Total Debt Coverage Ratio                             1.50


(1) Total Debt Coverage Ratio is the ratio determined by dividing the borrower's total annual net income (net of living expenses and taxes) from all sources by the borrower's total annual debt service obligations (including capital lease payments).

                                                        Pool - CA1002
                                             Distribution by Commodity Group (1)


--------------------------------------------------------------------------------------------------------------------------

                                                         Aggregate Principal        Percentage of Aggregate
                                     Number of         Balance As of Cut-off        Principal Balance As of
              Commodity Group          Loans                   Date                      Cut-off Date

--------------------------------------------------------------------------------------------------------------------------
Feed Grains                             1                        $770,000                       66%
Permanent Plantings                     1                         400,000                       34
--------------------------------------------------------------------------------------------------------------------------
Total                                   2                $      1,170,000                      100%
--------------------------------------------------------------------------------------------------------------------------

(1) The number of loans in each commodity group will not equal the total number of loans because a Mortgaged Property may be used to produce multiple commodities and thus the related Qualified Loan may be allocated to more than one commodity group. As to any Qualified Loan allocated to more than one commodity group, the principal balance thereof is allocated among commodity groups based on the proportion of the Mortgaged Property used for the production of each commodity.






                                                        Pool - CA1002
                                                    Distribution by States


--------------------------------------------------------------------------------------------------------

                                          Aggregate Principal         Percentage of Aggregate
                        Number of        Balance As of Cut-off        Principal Balance As of
         State             Loans                  Date                     Cut-off Date

--------------------------------------------------------------------------------------------------------
Idaho                      1               $        770,000                   66%
Washington                 1                        400,000                   34
--------------------------------------------------------------------------------------------------------
Total                      2               $      1,170,000                   100%
--------------------------------------------------------------------------------------------------------

                           DESCRIPTION OF POOL CS1002


   The Qualified Loans in Pool CS1002 will have had individual principal balances as of the Cut-off Date of not less than $120,000 and not more than $2,300,000. None of the Qualified Loans in Pool CS1002 will have been originated prior to July 1, 1996. The Qualified Loans in Pool CS1002 will have a weighted average Administrative Fee Rate as of the Cut-off Date of approximately 1.265%.

   All of the Qualified Loans in Pool CS1002 require the payment of a Yield Maintenance Charge in connection with any principal prepayment, in whole or in part, made prior to the maturity date of each such Qualified Loan.

    All of the Qualified Loans in Pool CS1002 are balloon loans which provide for regular semi-annual payments of principal and interest computed on the basis of an amortization term that is longer than the related term to stated maturity, with a "balloon" payment (each, a "Balloon Payment") due at stated maturity that will be significantly larger than the semi-annual payments (each, a "Qualified Balloon Loan").

   One Qualified Loan included in Pool CS1002 constitutes 47% (by principal balance as of the Cut-off Date) of the aggregate principal amount of such Pool. Such Qualified Loan has the following additional characteristics (in each case, as of the Cut-off Date):


Principal Balance ....................................      $   2,300,000
Mortgage Interest Rate ...............................               8.60%
Net Mortgage Rate ....................................               7.13%
Year of Maturity .....................................               2002
Loan-to-Value Ratio ..................................                 50%
Original term to Maturity ............................            5 years



   The Mortgaged Property securing such Qualified Loan is located in the State of Oregon; the primary commodities produced on such property are sugar beets and wheat. The loan is a Qualified Balloon Loan, with an amortization schedule of 25 years. The total debt service coverage ratio (which ratio gives effect to all sources of income) for such loan is 1.40. See "RISK FACTORS -- "Relative Loan Sizes."

   The following tables set forth additional information with respect to the Qualified Loans included in Pool CS1002, in each case as of the Cut-off Date. Percentages are based on the aggregate principal balance of Qualified Loans in Pool CS1002.

                                  Pool - CS1002
                 Distribution by Cut-off Date Principal Balance

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Aggregate              Percentage of
                                                              Number of            Principal Balance             Aggregate
                   Cut-off Date Principal Balance               Loans                As of Cut-off               Principal
                                                                                          Date                 Balance As of
                                                                                                               Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
$     100,001        to      $ 200,000.............              2              $         266,300                      5%
      200,001        to        300,000.............              1                        250,000                      5
      300,001        to        400,000.............              1                        306,000                      6
      700,001        to        800,000.............              1                        760,000                     16
      900,001        to      1,000,000.............              1                      1,000,000                     20
    2,200,001        to      2,300,000.............              1                      2,300,000                     47
----------------------------------------------------------------------------------------------------------------------------------
Total                                                            7              $       4,882,300                    100%
----------------------------------------------------------------------------------------------------------------------------------


Average Loan Amount                         $          697,471
Minimum Amount                              $          120,000
Maximum Amount                              $        2,300,000




                                  Pool - CS1002
                     Distribution by Mortgage Interest Rate

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Aggregate              Precentage of Aggregate
                                                      Number        Principal Balance          Principal Balance As of
       Mortgage Interest Rate                        of Loans       As of Cut-off Date               Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
     8.001 %      to        8.250 % ...........         1            $          760,000                    16%
     8.251        to        8.500 .............         3                     1,426,000                    29
     8.501        to        8.750 .............         2                     2,550,000                    52
     8.751        to        9.000 .............         1                       146,300                     3
----------------------------------------------------------------------------------------------------------------------------------
Total                                                   7            $        4,882,300                   100%
----------------------------------------------------------------------------------------------------------------------------------


Weighted Average Mortgage Interest Rate                     8.494%
Minimum Mortgage Interest Rate                              8.160%
Maximum Mortgage Interest Rate                              8.800%

                                  Pool - CS1002
                        Distribution by Net Mortgage Rate

---------------------------------------------------------------------------------------------------------------------------------
                                                                              Aggregate              Precentage of Aggregate
                                                            Number        Principal Balance          Principal Balance As of
             Net Mortgage Rate                             of Loans       As of Cut-off Date               Cut-off Date
---------------------------------------------------------------------------------------------------------------------------------
  7.001%       to     7.250%........................           4         $       3,486,000                        71%
  7.251        to     7.500 ........................           2                 1,250,000                         5
  7.501        to     7.750 ........................           1                   146,300                        23
---------------------------------------------------------------------------------------------------------------------------------
 Total                                                         7         $       4,882,300                       100%
---------------------------------------------------------------------------------------------------------------------------------


Weighted Average Net Mortgage Rate                7.229%
Minimum Net Mortgage Rate                         7.070%
Maximum Net Mortgage Rate                         7.720%






                                  Pool - CS1002
                   Distribution by Remaining Amortization Term

---------------------------------------------------------------------------------------------------------------------------------
                                                             Aggregate Percentage            Percentage of
                                                              Principal Balance          Aggregate Principal
       Remaining Amortization Term         Number of            As of Cut-off             Balance As of Cut-off
                                            Loans                   Date                         Date
---------------------------------------------------------------------------------------------------------------------------------
168     to         180 ...............       5              $      2,332,300                   48%
288     to         300 ...............       2                     2,550,000                   52

---------------------------------------------------------------------------------------------------------------------------------
Total                                        7              $      4,882,300                  100%
---------------------------------------------------------------------------------------------------------------------------------


Weighted Average Remaining Amortization Term                243 months
Minimum Remaining Amortization Term                         180 months
Maximum Remaining Amortization Term                         300 months

                                  Pool - CS1002
                        Distribution by Amortization Type


----------------------------------------------------------------------------------------------------------------------------------
                                                                Aggregate         Percentage         Weighted           Weighted
                                                                Principal        of Aggregate      Average Cut-         Average
                        Year of                      Number   Balance As of   Principal Balance   Off Date Loan-      Balloon-to
                        Maturity                    of Loans  Cut-off Date   As of Cut-off Date   to-Value Ratio    Value Ratio (1)

----------------------------------------------------------------------------------------------------------------------------------
Balloon Loans         2001         ...........         2     $   1,010,000           21%               52%              44%

Balloon Loans         2002         ...........         5         3,872,300           79                56               49
----------------------------------------------------------------------------------------------------------------------------------
Total                                                  7     $   4,882,300          100%               55%
----------------------------------------------------------------------------------------------------------------------------------



Weighted Average Maturity Date                    1/1/02
Minimum Maturity Date                             7/1/01
Maximum Maturity Date                             1/1/02


(1) The Weighted Average Balloon-to-Value Ratio represents the percentage of the weighted average of the Balloon Payments of the Qualified Balloon Loans in the Pool to the weighted average appraised value of the related Mortgaged Properties


                                  Pool - CS1002
                Distribution by Cut-off Date Loan-to-Value Ratio

----------------------------------------------------------------------------------------------------------------------------------
                                                                       Aggregate          Percentage of      Cumulative
                                                                        Principal           Aggregate         Percentage
                  Loan-to-Value Ratio                   Number of     Balance As of         Principal
                                                          Loans       Cut-off Date        Balance As of
                                                                                          Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
       40.01%     to       45.00%   .................       1     $        250,000              5%                5%
       45.01      to       50.00    .................       1            2,300,000             47                52
       50.01      to       55.00    .................       1              760,000             16                68
       60.01      to       65.00    .................       1            1,000,000             20                88
       65.01      to       70.00    .................       3              572,300             12               100
----------------------------------------------------------------------------------------------------------------------------------
Total                                                       7     $      4,882,300            100%
----------------------------------------------------------------------------------------------------------------------------------


Weighted Average Loan-to-Value Ratio                       55%
Minimum Loan-to-Value Ratio                                43%
Maximum Loan-to-Value Ratio                                70%

                                  Pool - CS1002
                  Distribution by Total Debt Coverage Ratio (1)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Aggregate             Percentage of        Cumulative
                                                       Number of     Principal Balance           Aggregate          Percentage
                  Debt Coverage Ratio                    Loans       As of Cut-off Date          Principal
                                                                                               Balance As of
                                                                                               Cut-off Date
-----------------------------------------------------------------------------------------------------------------------------------
           1.26   to       1.50 ...............             3     $        2,670,000                  55%             55%
           2.26   to       2.50 ...............             1              1,000,000                  20              75
           2.76   to       3.00 ...............             1                306,000                   6              81
           5.01   to       5.25 ...............             1                760,000                  16              97
           5.26   to       5.50 ...............             1                146,300                   3             100
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                       7      $       4,882,300                 100%
-----------------------------------------------------------------------------------------------------------------------------------


Weighted Average Total Debt Coverage Ratio                            2.42
Minimum Total Debt Coverage Ratio                                     1.40
Maximum Total Debt Coverage Ratio                                     5.33


(1) Total Debt Coverage Ratio is the ratio determined by dividing the borrower's total annual net income (net of living expenses and taxes) from all sources by the borrower's total annual debt service obligations (including capital lease payments).


                                  Pool - CS1002
                       Distribution by Commodity Group (1)


------------------------------------------------------------------------------------------------------------------------------------

                                                                            Aggregate Principal        Percentage of Aggregate
                                                         Number of         Balance As of Cut-off        Principal Balance As of
              Commodity Group                              Loans                   Date                      Cut-off Date

------------------------------------------------------------------------------------------------------------------------------------
Cattle and Calves                                             1            $           250,000                    5
Food Grains                                                   1                      1,150,000                   24%
Permanent Plantings                                           7                      2,332,300                   48
Sugarbeets, Cane and Other Crops                              1                      1,150,000                   24
------------------------------------------------------------------------------------------------------------------------------------
Total                                                        10            $         4,882,300                  100%
------------------------------------------------------------------------------------------------------------------------------------

(1) The number of loans in each commodity group will not equal the total number of loans because a Mortgaged Property may be used to produce multiple commodities and thus the related Qualified Loan may be allocated to more than one commodity group. As to any Qualified Loan allocated to more than one commodity group, the principal balance thereof is allocated among commodity groups based on the proportion of the Mortgaged Property used for the production of each commodity.

                                  Pool - CS1002
                             Distribution by States

---------------------------------------------------------------------------------------------------------

                                          Aggregate Principal         Percentage of Aggregate
                        Number of        Balance As of Cut-off        Principal Balance As of
         State             Loans                  Date                     Cut-off Date
---------------------------------------------------------------------------------------------------------
California                   5           $        2,332,300                     48%
Oregon                       2                    2,550,000                     52
---------------------------------------------------------------------------------------------------------
Total                        7           $        4,882,300                    100%
---------------------------------------------------------------------------------------------------------